                                                              EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement of Isotope Solutions Group, Inc. on Form S-8 of our report dated August 11, 2000, appearing in the Annual Report on Form 10-K, as amended, for the year ended December 31, 2000, and to all references to our firm included in this registration statement.

Kurcias, Jaffe & Company LLP
New York, New York
December 26, 2001